Exhibit 99.1

RGS Energy Reports 2017 Year-in-Review: Added Technology
Plays, Grew Sales & Backlog and Improved Financial Strength

DENVER, CO, January 16, 2018 – RGS Energy (NASDAQ: RGSE), America’s Original Solar Company since 1978, completed 2017 with strong sales growth, achievements and milestones, and set stage for new year.

2017 Corporate Highlights

•	Added technology plays:
o	Awarded exclusive domestic and international license agreement from The Dow Chemical Company for the POWERHOUSE™ solar shingles system, an innovative and aesthetically pleasing solar shingle system –
▪	RGS Energy believes this is a game changer because it now becomes:
•	a technology company insulated by patents creating a barrier to entry by competition
•	a “capital light” manufacturer and distributor, utilizing third party component manufacturers and selling to local roofing companies and new homebuilders for installation
•	a company with a product with “brand” recognition
▪	RGS Energy estimates that if it can capture 1% of the re-roof and new home build market the company could be a billion-dollar revenue company
o	Launched Solar 365™, the company’s mobile software and online dashboard suite, creating a better and more engaging customer experience every day of the year
•	Growth in sales and backlog:
o	Improved year-over-year net sales and backlog (see table below)
o	Selected as exclusive installer for the Solarize Cranston, Solarize Granby, Solarize New Haven and Solarize North Haven communities
o	New focus on multi-project commercial customers with commercial sales pipeline increasing to $33.9 million
•	Improved year-over-year financial strength (see table below)

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2018 Outlook

•	POWERHOUSE™ Division:
o	RGS Energy expects to achieve UL Certification during the third quarter and begin sales and installation of POWERHOUSE™ 3.0 solar shingles thereafter
o	As previously disclosed, to commercialize the POWERHOUSE™ in-roof solar shingle, the company will require additional financing
•	Solar Division:
o	Steady and improving progress in sales and revenue
o	RGS Energy expects to achieve break-even revenue, apart from POWERHOUSE™, in the third quarter
o	Cash outflow from operations, until break-even results are achieved
•	Investor reporting:
o	Quarterly results press releases disclosing the operational and financial data in the table below
o	Progress on commercialization of POWERHOUSE™

Year-Over-Year Results:

($000’s omitted)	2017 (preliminary)	2016 (reported)
Operational Data:
Net sales	$17,400	$8,250
Revenue	$15,100	$17,425
Residential installation cycle time (days avg for year)	120	196
Backlog (at year end)	$12,775	$9,375
Total sales organization (headcount at year end)	69	30
Commercial sales pipeline (at year end)	$33,900	$0

Pro Forma Financial Data*:
Cash	$2,800	$2,940
Debt	$1	$787
Shareholders’ equity	$8,500	$4,978
Working capital	$5,100	$2,586

*The pro forma results present the company’s balance sheet as if the net proceeds of the $1.6 million raised on January 3, 2018 was completed on December 31, 2017.

Management Commentary:

“We accomplished much in 2017,” said Dennis Lacey, CEO of RGS Energy. “After several significant and exciting developments, the year culminated with being awarded the worldwide license for POWERHOUSE™ integrated solar shingles using technology developed by The Dow Chemical Company. We’re looking forward to strong growth in 2018 as we celebrate our 40th anniversary.”

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Glossary:

The Solar Division - Consists of RGS Energy’s residential homeowner and commercial installations other than the POWERHOUSE™ product and the corporate segment.

The Corporate segment - Includes administrative costs associated with administrative services, legal settlements, legal, information systems, accounting and finance.

Installation and Service Revenue – The company recognizes revenue on residential and small business commercial projects at the time of substantial completion of construction, and on large commercial projects on a percentage of completion basis. Service revenue is recognized as earned.

Substantial completion – The solar power system is fully operational and capable of generating energy, but has not yet received permission to operate from the utility.

Backlog – Represents the dollar amount of revenue that may be recognized in the future from signed contracts to install solar energy systems that have not yet been installed without taking into account possible future cancellations. Backlog is not a measure defined by generally accepted accounting principles, and is not a measure of contract profitability. The company’s methodology for determining backlog may not be comparable to methodologies used by other companies in determining their backlog amounts. The backlog amounts RGS Energy discloses are net of cancellations received and include anticipated revenues associated with (i) the original contract amounts, and (ii) change orders for which the company has received written confirmations from customers. Backlog may not be indicative of future operating results, and projects in RGS Energy’s backlog may be cancelled, modified or otherwise altered by customers.

Residential cycle time - Number of days from signing of customer contracts until substantial completion.

Commercial sales pipeline – Estimated one year contract value from potential commercial businesses, non-profit organizations and government entities where either (i) senior RGS Energy’s sales management has had substantive discussions with the prospect and assessed that there is a likelihood of executing a contract or (ii) the potential customer has informed RGS Energy it is their vendor of choice. The company’s methodology for determining sales pipeline may not be comparable to methodologies used by other companies in determining their sales pipeline amounts. Sales pipeline may not be indicative of future operating results, and projects in RGS Energy’s sales pipeline may not result in an executed contract.

About RGS Energy

RGS Energy (Nasdaq: RGSE) is America’s Original Solar Company providing solar, storage and energy services whose mission is clean energy savings. The company sells, designs, and installs solar systems for residential homeowners, commercial businesses, non-profit organizations and government entities, and is also the exclusive manufacturer of POWERHOUSE™, an innovative in-roof solar shingle using technology developed by The Dow Chemical Company.

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For more information, visit RGSEnergy.com, RGSPOWERHOUSE.com, on Facebook at www.facebook.com/RGSEnergy and on Twitter at twitter.com/rgsenergy. Information on such websites and the website referred to above in this press release is not incorporated by reference into this press release.

RGS Energy is the company’s registered trade name. RGS Energy files periodic and other reports with the SEC under its official name “Real Goods Solar, Inc.”

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

Forward-Looking Statements and Cautionary Statements

The preliminary financial data discussed above consists of estimates derived from RGS Energy’s internal books and records and has been prepared by, and are the responsibility of, the company’s management. The preliminary estimates discussed above are subject to the completion of financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the year ended December 31, 2017 are finalized. Therefore, actual results may differ materially from these estimates and all of these preliminary estimates are subject to change.

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “forecast,” “project,” “expect,” “plan,” “future,” “believe,” “may,” “hypothetical,” “will,” “target,” “anticipate,” “estimate,” “outlook” and similar expressions as they relate to RGS Energy are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

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Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: RGS Energy’s ability to successfully implement its revenue growth strategy, achieve its target level of sales, generate cash flow from operations, and achieve break-even and better results for its solar division; RGS Energy’s current capital resources being sufficient to implement its revenue growth strategy; the ability to successfully and timely commercialize POWERHOUSE™ 3.0; the ability to obtain requisite certification of POWERHOUSE™ 3.0; the adequacy of, and access to, capital necessary to commercialize POWERHOUSE™ 3.0; RGS Energy’s ability to satisfy the conditions and our obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; the potential impact of the announcement of RGS Energy’s expansion into the POWERHOUSE™ 3.0 business with employees, suppliers, customers and competitors; RGS Energy’s ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims related to the POWERHOUSE™ 3.0 business; competition in the in-roof solar shingles business; RGS Energy’s ability to utilize the Solar 365™ software to grow revenues, improve the lead-to-conversion rate installation cycle time, and reduce contract cancellations; RGS Energy’s ability to use the software to grow its revenue; and customer acceptance of, experience with and satisfaction with the Solar 365™ software; RGS Energy’s ability to convert opportunities in its commercial sales pipeline to contracts and thereafter revenue; and future cancellations and backlog.

You should read the section entitled “Risk Factors” in our 2016 Annual Report on Form 10-K, as amended, and in our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Investor Relations Contact:

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

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